SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☐ Preliminary proxy statement                                     ☐ Confidential, For Use of the Commission Only
(as permitted by Rule 14a—6(e)(2))
☒         Definitive proxy statement
☐         Definitive additional materials
☐         Soliciting material under Rule 14a-12

FortuNet, Inc.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:
Bryan M. Williams, Esq.
Sklar Williams LLP
8383 West Sunset Road, Suite 300
Las Vegas, Nevada 89113
Telephone: (702) 360-6000, Facsimile: (702) 360-0000

Payment of Filing Fee (Check the appropriate box):
☒       No fee required.
☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)       Title of each class of securities to which transaction applies:
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☐  Fee paid previously with preliminary materials:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)       Form, Schedule or Registration Statement No.:

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FORTUNET, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 17, 2009

TIME                       1:00 p.m., Pacific Daylight Time, on April 17, 2009

LOCATION           FortuNet, Inc.
                                 2950 South Highland Drive
                                 Las Vegas, Nevada 89109

PROPOSALS	1.	To elect directors to serve until the 2010 annual meeting of stockholders and until their successors are elected and qualified.

2.	To ratify the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the independent registered public accounting firm for FortuNet, Inc. for the fiscal year ending December 31, 2009.

3.
To approve a special cash dividend of $2.50 per share common stock, $0.001 par value (the “Common Stock”) to be declared by the Board of Directors on such terms and conditions as they deem appropriate and in accordance with Nevada law and other laws and regulations governing the Company regarding the payment of dividends.

4.	To consider such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement which is attached and made a part hereof.

RECORD DATE
You are entitled to vote at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof if you were a stockholder at the close of business on March 13, 2009.

VOTING
YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE PROMPTLY TO ENSURE YOUR PRESENCE AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING.  You may vote your shares by using the Internet or the telephone.  Instructions for using these services are set forth on the enclosed proxy card.  You may also vote your shares by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope.  If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

INTERNET
AVAILABILITY	Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meetingto be held on April 17, 2009. The proxy statement is available at www.fortunet.com/2009AnnualMeeting.

By Order of the Board of Directors,

/s/ Yuri Itkis

Yuri Itkis
Chief Executive Officer
Las Vegas, Nevada
April 2, 2009

FORTUNET, INC.
2950 South Highland Drive
Las Vegas, Nevada 89109
(702) 796-9090
______________________________

PROXY STATEMENT
______________________________

GENERAL INFORMATION

Why am I receiving these proxy materials?

The Board of Directors (the “Board”) of FortuNet, Inc., a Nevada corporation (the “Company”), is furnishing these proxy materials to you in connection with the Company’s 2009 annual meeting of stockholders (the “Annual Meeting”).  The Annual Meeting will be held at the offices of the Company, 2950 South Highland Drive, Las Vegas, Nevada 89109, on April 17, 2009 at 1:00 p.m., Pacific Daylight Time.  You are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals outlined in this proxy statement (“Proxy Statement”).

What proposals will be voted on at the Annual Meeting?

There are three proposals scheduled to be voted on at the Annual Meeting:

1.	To elect directors to serve until the 2010 annual meeting of stockholders and until their successors are elected and qualified.

2.
To ratify the appointment Schechter Dokken Kanter Andrews & Selcer Ltd., as the Company’s independent registered public accounting firm (hereinafter referred to as “independent auditors”) for the fiscal year ending December 31, 2009.

3.
To approve a special cash dividend of $2.50 per share of Common Stock to be declared by the Board of Directors on such terms and conditions as they deem appropriate and in accordance with Nevada law and other laws and regulations governing the Company regarding the payment of dividends.

4.	To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

As to any other business which may properly come before the Annual Meeting, the persons named on the enclosed proxy card will vote according to their best judgment.  The Company does not know now of any other matters to be presented or acted upon at the Annual Meeting.

What are the recommendations of the Company’s Board of Directors?

The Board of Directors recommends that you vote “FOR” the election of the directors nominated for election herein, “FOR” the ratification of the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2009 and “FOR” the approval of the special cash dividend of $2.50 per share of Common Stock to be declared by the Board of Directors on such terms and conditions as they deem appropriate and in accordance with Nevada law and other laws and regulations governing the Company regarding the payment of dividends.

What is the record date and what does it mean?

The record date for the Annual Meeting is March 13, 2009.  The record date is established by the Board of Directors as permitted by Nevada law.  Holders of shares of our Common Stock at the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements thereof.

What shares can I vote?

Each stockholder of the Company’s Common Stock, is entitled to one vote for each share of Common Stock owned as of the record date.  Holders of Common Stock are referred to herein as “Stockholders.”

As of March 13, 2009 (the “Record Date”), 11,042,011 shares of Common Stock were issued and outstanding.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date will constitute a quorum permitting the Annual Meeting to conduct its business.

How are abstentions and broker non-votes treated?

Under Nevada law, an abstaining vote and a broker non-vote are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting instructions with respect to that item and has not received instructions from the beneficial owner.  Under the rules that govern brokers who are voting with respect to shares held by them as nominee, brokers have the discretion to vote such shares only on routine matters.  Routine matters include, among others, the election of directors and ratification of auditors.

Under Nevada law and the Company’s bylaws, directors must be elected by a plurality of the votes cast at the election.  Abstentions and broker non-votes are not included in the tabulation of the voting results for the election of directors and, therefore, do not have any effect on Proposal 1.

Under Nevada law and the Company’s bylaws, each matter other than the election of directors is determined by the vote of the holders of a majority of the voting power present or represented by proxy.  For these matters, abstentions are treated as shares present or represented by proxy, so abstentions have the same effect as negative votes.  For these matters, broker non-votes are not deemed to be present or represented by proxy and, therefore, do not have any effect on the outcome of these matters.

What is the voting requirement to approve each of the proposals?

Proposal 1. The five candidates receiving the greatest number of affirmative votes of the shares of Common Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting will be elected, provided a quorum is present and voting.  Abstentions and broker non-votes will not be counted toward a nominee’s total.

Proposal 2.  Ratification of the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the Company’s independent registered public accounting firm will require the affirmative vote of a majority of the shares of Common Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on Proposal 2.

Proposal 3. To approve a special cash dividend of $2.50 per share of Common Stock to be declared by the Board of Directors on such terms and conditions as they deem appropriate and in accordance with Nevada law and other laws and regulations governing the Company regarding the payment of dividends.  Proposal 3 will require the affirmative vote of a majority of the shares of Common Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting.  Abstentions and broker non-votes will not be counted as having been voted on Proposal 3.  (See Proposal 3 on Page 11 for an agreement by certain of our Stockholders regarding the casting of their votes)

All shares of Common Stock represented by valid proxies will be voted in accordance with the instructions contained therein.  In the absence of instructions, proxies from holders of Common Stock will be voted FOR Proposals 1, 2 and 3.

How do I vote my shares?

You can either attend the Annual Meeting and vote in person or give a proxy to be voted at the Annual Meeting by mailing the enclosed proxy card.

If your shares are registered in the name of a brokerage firm, you may be eligible to vote your shares electronically over the Internet.  A large number of brokerage firms are participating in the Broadridge Financial Solutions, Inc. (“Broadridge”) online program, which provides eligible Stockholders who receive a paper copy of this Proxy Statement the opportunity to vote via the Internet.  If your brokerage firm is participating in Broadridge’s program, your proxy card will provide instructions for voting online.  If your proxy card does not reference Internet information, please complete and return the proxy card in the postage-paid envelope provided.

Who will tabulate the votes?

An automated system administered by Broadridge will tabulate votes cast by proxy at the Annual Meeting and a representative of the Company will tabulate votes cast in person at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual Stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except (i) as necessary to meet applicable legal requirements, or (ii) to allow for the tabulation and/or certification of the vote.

Can I change my vote after submitting my proxy?

You may revoke your proxy at any time before the final vote at the Annual Meeting.  You may do so by one of the following three ways:

•	submitting another proxy card bearing a later date;
•	sending a written notice of revocation to the Company’s corporate Secretary at 2950 South Highland Drive, Las Vegas, Nevada 89109; or
•	attending AND voting in person at the Annual Meeting.

Who is paying for this proxy solicitation?

This proxy solicitation is being made by the Company.  This Proxy Statement and the accompanying proxy were first sent by mail to the Stockholders on or about April 2, 2009.  The Company will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Proxy Statement.  In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile, or telegram.

How can I find out the voting results?

The Company will announce the preliminary results at the Annual Meeting and publish the final results in the Company’s Quarterly Report on Form 10-Q for the first quarter of fiscal 2009.

How can I avoid having duplicate copies of the proxy statements sent to my household?

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports, which results in cost savings for the Company.  The practice of “householding” means that only one copy of the proxy statement and annual report will be sent to multiple Stockholders in a Stockholder’s household.  The Company will promptly deliver a separate copy of either document to any Stockholder who contacts the Company’s corporate Secretary at 2950 South Highland Drive, Las Vegas, Nevada 89109 requesting such copies. The “householding” election appears on the Proxy Card accompanying this Proxy Statement. If a Stockholder is receiving multiple copies of the proxy statement and annual report at the Stockholder’s household and would like to receive a single copy of those documents for a Stockholder’s household in the future that Stockholder should indicate “YES” when voting his or her proxy.  The Stockholders’ affirmative or implied consent will be perpetual unless the Stockholder withholds or revokes it.  If the Stockholder wishes to continue to receive separate proxy statements and annual reports for each account in the Stockholder’s household, the Stockholder must withhold his or her consent to the Company’s “householding” program by so indicating when voting the proxy.  Please note that if a Company Stockholder does not respond, the Stockholder will be deemed to have consented and “householding” will begin 60 days after the mailing of this document.

Each Stockholder may revoke his or her consent to “householding” at any time by contacting Broadridge, either by calling toll-free (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.  If a Stockholder revokes his or her consent to participate in the “householding” program, or if a Stockholder submits a written or oral request to the Company to the attention of the Corporate Secretary, 2950 South Highland Drive, Las Vegas, Nevada 89109, each Stockholder at the Stockholder’s address will receive individual copies of the Company’s disclosure documents within 30 days of receipt of the Stockholder’s revocation or request.

When are Stockholder proposals due for next year’s Annual Meeting?

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.  For Stockholder proposals to be considered properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice therefor in writing to the Secretary of the Company.  To be timely for the Company’s 2010 Annual Meeting of Stockholders, a Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company between January 10, 2010 and February 9, 2010.  A Stockholder’s notice to the Secretary must set forth as to each matter the Stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and record address of the Stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the text of the proposal or business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (iv) the class and number of shares of the Company which are beneficially owned by the Stockholder and the beneficial owner, if any, on whose behalf the proposal is made, (v) any material interest in such business of the Stockholder or the beneficial owner, if any, on whose behalf the proposal is made; (vi) any other information that is required to be provided by the Stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in such Stockholder’s capacity as a proponent of a Stockholder proposal; (vii) a representation that the Stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and (viii) a representation whether the Stockholder or beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or (B) otherwise to solicit proxies from Stockholders in support of such proposal.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company’s 2010 Annual Meeting of Stockholders must have been received by the Company not later than December 7, 2009 in order to be considered for inclusion in the Company’s proxy materials for that meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors is currently comprised of five directors, each of whose terms expire at the Annual Meeting.  Currently, our Board of Directors is composed of the following five members:

Yuri Itkis
Boris Itkis
Merle Berman
Darrel Johnson
Harlan W. Goodson

The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board of Directors has nominated, Yuri Itkis, Boris Itkis, Merle Berman, Darrel Johnson and Harlan W. Goodson for re-election as directors of the Company, each to serve a term expiring at the 2010 annual meeting of Stockholders and until a qualified successor is elected or until the director’s earlier resignation or removal.  Each of the nominees has consented, if elected, to serve until his or her term expires.  If each of these nominees is elected, the Board of Directors will be comprised of five directors with one vacancy that can be filled by a majority of the directors then in office.  The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any one of them should become unavailable to serve as a director, and if the Board of Directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Director-Nominees

Yuri Itkis Age 67
Mr. Itkis is a co-founder of the Company and has been the Chief Executive Officer and Chairman of the Board since 1989. He has also previously served as the Treasurer and Secretary of the Company. For nearly 20 years prior to founding the Company, Mr. Itkis was a Senior Scientist working on NASA’s and foreign research institutions’ projects. He also taught undergraduate and graduate courses in several United States and foreign colleges and he is an author of numerous technical books, articles and patents. From 1994 through 1998, Mr. Itkis served as a director of Interactive Flight Technologies, Inc., a maker of in-flight gaming and entertainment systems. Mr. Itkis is also the co-founder, a director and the president, secretary and treasurer of the Company’s wholly-owned subsidiary, Millennium Games, Inc. Mr. Itkis holds a Candidate of Science degree (equivalent of a Ph.D.) in electrical engineering from the Moscow Institute of Control Problems and master of science degree in administrative sciences from Johns Hopkins University. Yuri Itkis is the father of Boris Itkis.

Boris Itkis Age 40
Mr. Itkis is a co-founder of the Company and has served as its Director of Engineering since 1989 and as Chief Technical Officer since 2004. He was appointed to the Board in January 2006 and as Vice President of Engineering, Secretary and Treasurer in February 2006. He is also the inventor or co-inventor of several issued and pending patents in the Company’s portfolio. From 1994 through 1998, he served as a director of Interactive Flight Technologies, Inc., a maker of in-flight gaming and entertainment systems.  Mr. Itkis is also a director of Millennium Games, Inc., manufacturer, distributor and lessor of electronic bingo and related equipment toys.  Mr. Itkis holds a bachelor of science degree in electrical engineering from the University of California, Los Angeles.  Boris Itkis is the son of Yuri Itkis.

Merle Berman Age 62
Ms. Berman joined the Board in 2006. She is also a member of our Audit Committee and our Nominating and Corporate Governance Committee and serves as chairperson of our Compensation Committee. Ms. Berman is a three-term Nevada legislator, where she served from 1996 to 2001. As a member of the Nevada

Assembly, Ms. Berman served on the Legislative Activities, Judiciary, Infrastructure, Elections, Procedures, and Ethics, Health and Human Services, Commerce and Labor, and Government Affairs Committees. Since 2001, Ms. Berman has been a private real estate investor and a member of the Nevada Ethics Commission. Ms. Berman holds a bachelor’s degree from Pennsylvania State University.

Harlan W. Goodson Age 62
Mr. Goodson joined the Board in 2006. He also serves as chairman of our Nominating and Corporate Governance Committee. Mr. Goodson is a sole practitioner of law.  Previously, he was a partner in the law firm of Franchetti & Goodson.  Prior to that, he was Senior Counsel at the Sacramento, California office of Holland & Knight LLP from 2003 to 2006. Mr. Goodson practices in the area of gaming law and Indian gaming regulation. Prior to joining Holland & Knight, Mr. Goodson was the Director of California’s Division of Gambling Control from January 1999 to July 2003. Mr. Goodson is listed in the 2000 edition of Who’s Who in American Law, and in 2002, he received the International Masters of Gaming Law inaugural Regulator of the Year award. Mr. Goodson is also listed in America’s Best Lawyers in the practice of gaming law.  Mr. Goodson received his undergraduate degree from Golden Gate University and his law degree from the John F. Kennedy School of Law.  He is a member of the California Bar.

Darrel Johnson Age 59
Since 2006, Mr. Johnson has been the chief financial executive of Pat Clark Enterprises, a holding company whose assets include a beverage distributorship, an automobile dealership, a motorcycle dealership and a custom hauler and trailer dealership.  From 1997 to 2006, Mr. Johnson was the chief financial officer of Desert Meats & Provisions, a wholesale meat distributor.  From 1991 to 1997, Mr. Johnson was president of Morevest Arizona, Inc., a chain of retail camera shops and photo developing shops in Arizona, Nevada and New Mexico.  Prior to that, Mr. Johnson was the general manager of a rental car franchise; chief financial officer of a holding company whose assets included auto dealerships, rental car agencies, aircraft operations, real estate and restaurants; controller of a manufacturing firm; and an auditor with a certified public accounting firm.  If elected, it is expected that Mr. Johnson would be appointed as chairman of our Audit Committee.  Mr. Johnson holds a bachelor’s degree in accounting from Texas Tech University and has been a certified public accountant since 1973.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES NAMED ABOVE

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Board Committees and Meetings

Directors are elected by the Stockholders and hold office until the next annual meeting following their election and until their successors are duly elected and qualified. Actions by the Board must be approved by a majority of directors. In the event of a tie vote of the directors, our Chairman of the Board will cast an additional tie-breaking vote. Vacancies on the Board and newly created directorships resulting from any increase in the authorized number of directors will be filled by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director.

During fiscal 2008, the Board held four meetings.  Each director attended at least 75% of the total number of the meetings of the Board. Each director on the Compensation Committee attended at least 75% of the meetings of the committee and each director of the Audit Committee attended 75% of the meetings of the. The Board has three committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.  From time to time, the Board may establish other committees to facilitate the management of our business and operations.  The members of the committees during fiscal 2008 are identified in the following table:

Director	Audit	Compensation	Nominating and Corporate Governance
Yuri Itkis
Boris Itkis
Merle Berman	X	Chair	X
Darrel Johnson	Chair
Harlan W. Goodson	X	X	Chair

Assuming that all of the nominees identified herein are elected and a sixth director is not elected at the Annual Meeting, it is expected that the members of the committees following the Annual Meeting will be as follows:

Director	Audit	Compensation	Nominating and Corporate Governance
Yuri Itkis
Boris Itkis
Merle Berman	X	Chair	X
Harlan W. Goodson	X	X	Chair
Darrel Johnson	Chair

Annual Meeting of Stockholders

The Company encourages, but does not require, its Board members to attend the Annual Meeting.

Committees of the Board of Directors

The Audit Committee met four times in fiscal 2008.  The Audit Committee currently consists of three members, Ms. Berman and Messrs. Goodson and Johnson, each of whom are independent.  Mr. Johnson is currently the chairman of the Audit Committee.  All of the members of the Audit Committee are able to read and understand fundamental financial statements.  Our Board of Directors has determined that Mr. Johnson is an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K as a result of his education and prior employment experience as described above.

Our Audit Committee assists the Board in its oversight of the integrity of our financial statements and oversees the qualifications, independence and performance of our independent auditor. The Audit Committee has the sole direct responsibility for the selection, appointment, evaluation and retention of our independent auditor and for overseeing its work. All audit services and non-audit services to be provided to us by our independent auditor must be approved in advance by our Audit Committee. The Board has adopted a written charter for the Audit Committee, which is available on our web site, www.fortunet.com.

The Compensation Committee met one time in fiscal 2008.  The Compensation Committee consists of two members, Ms. Berman and Mr. Goodson, each of whom each of whom are independent.  Ms. Berman is the chairperson of the Compensation Committee.  The Compensation Committee reviews and makes recommendations to the Board regarding the compensation and benefits of our directors and executive officers and senior management and administers the 2005 Stock Incentive Plan and establishes and administers other compensation and employee benefit policies. The Compensation Committee reviews and approves the corporate goals and objectives relevant to the compensation of the President and the other officers of the Company for the upcoming year, evaluates individual current year performance in light of the established goals and recommends to the Board of Directors the annual compensation of the President and other executive officers, including salary and bonus targets, for the upcoming year.  The Compensation Committee reviews the evaluation process and compensation structure for other members of senior management and provides oversight regarding management’s decisions concerning the performance and compensation of such senior management personnel.  The Compensation Committee may receive and review reports from the Company regarding the status of director compensation in relation to other U.S. corporations or similar size and a peer industry survey group and make recommendations to the Board of Directors regarding changes in director compensation.  The Compensation Committee has the authority to retain, at the Company’s expense, a compensation consulting firm to assist in the evaluation of director or executive compensation and any legal and other advisor that it deems necessary.  The Compensation Committee may delegate any of its responsibilities to one or more subcommittees, each of which will be comprised of two or more members.  The Board has adopted a written charter for the Compensation Committee, which is available on our web site, www.fortunet.com.

The Nominating and Corporate Governance Committee met one time in fiscal 2008.  The Nominating and Corporate Governance Committee consists of two members, Ms. Berman and Mr. Goodson, each of whom are independent. Mr. Goodson is the chairman of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for identifying, evaluating, recruiting and recommending to the Board nominees for election to the Board by the Stockholders, including annual evaluations relating to the renomination of incumbents and proposed nominees to fill vacancies that occur between Stockholders’ meetings. In addition, the Nominating and Corporate Governance Committee reviews and makes recommendations to the Board regarding corporate governance matters, policies and practices. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our web site, www.fortunet.com.

As provided in its charter, the Nominating and Corporate Governance Committee will give consideration to candidates recommended by the Stockholders of the Company.  Pursuant to the bylaws of the Company, Stockholders wishing to recommend candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary of the Company at 2950 South Highland Drive, Las Vegas, Nevada 89109 providing (i) as to each person whom the Stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in  ach case pursuant to Regulation 14A under the Exchange Act, including, without limitation, such person’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected as well as (A) such person’s name, age, business address and residence address, (B) his or her principal occupation or employment, (C) the class and number of shares of the Company that are beneficially owned by such person, and (D) a description of all arrangements or understandings between the Stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the Stockholder; and (ii) as to such Stockholder (A) the name and address, as they appear on the Company’s books, of such Stockholder and the beneficial owner, if any, on whose behalf the nomination is made, and (B) the class and number of shares of the Company which are beneficially owned by such Stockholder the beneficial owner, if any, on whose behalf the nomination is made, and any material interest of such Stockholder or owner, not less than 90 days nor more than 120 days in advance of the first anniversary of the preceding year’s annual meeting of Stockholders to assure time for meaningful consideration by the Nominating and Corporate Governance Committee. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a Stockholder.  Although the Nominating and Corporate Governance Committee has the authority to retain third parties to identify or assist in identifying or evaluating potential nominees, it has not done so.

In reviewing potential candidates for the Board, the Nominating and Corporate Governance Committee considers the background and reputation of potential nominees in terms of character, person and professional integrity, business and financial experience and acumen, how they would complement the other members of the Board in providing a diversity of expertise and experience, their availability to devote sufficient time to Board duties and any other criteria established by the Board.  In considering whether to recommend a director for re-election, the Nominating and Corporate Governance Committee will consider the individual’s past attendance at meetings and participation in and contributions to the activities of the Board and its committees.  The Nominating and Corporate Governance Committee will also consider the effect of any change in a director’s principal occupation or business association from that held when he or she became a member of the Board and the appropriateness of continued membership under the circumstances.  The Nominating and Corporate Governance Committee will ensure that members of the Board committees comprised of independent directors meet the independence standards established by the Board.  A detailed description of the criteria used by the Nominating and Corporate Governance Committee in evaluating potential candidates may be found in the charter of the Nominating and Corporate Governance Committee which is posted on our web site.

Director Independence

Under independence standards established by the Board, a director does not qualify as independent unless the Board affirmatively determines that the director is independent of the Company.  A director will not be considered independent if he or she (i) accepts, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than in his or her capacity as a member of the Board or any committee thereof, (ii) has participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time during the three years preceding his or her appointment to the Board of any committee thereof, (iii) is an affiliate of the Company or any of its subsidiaries, (iv) has a material relationship with the Company or any of its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company or a subsidiary and determined not merely from the standpoint of the director but also from that of any person or organization with which the director is affiliated) that may interfere with the exercise of his or her independent from management and the Company, or (v) does not meet any other independence requirement under the rules promulgated by the Nasdaq Global Market under its listing standards that require a majority of the Company’s directors to be independent.

The Board has affirmatively determined that each of Ms. Berman and Messrs. Johnson and Goodson satisfy the independence standards and qualify as independent directors.

Executive Sessions

Our independent directors meet in executive session with no management directors or employees present at least one (1) time per year.  Mr. Goodson presides over these executive sessions as the Presiding Director.

Access to Corporate Governance Policies

Stockholders may access the Company’s committee charters, the code of ethics and corporate governance guidelines at Company’s web site at www.fortunet.com.  Copies of the Company’s committee charters, corporate governance guidelines and code of ethics will be provided to any Stockholder upon written request to the Secretary of the Company at 2950 South Highland Drive, Las Vegas, Nevada 89109.

Communication between Interested Parties and Directors

Stockholders and other interested parties may communicate with individual directors (including the Presiding Director), the members of a committee of the Board, the independent directors as a group or the Board as a whole by addressing the communication to the named director, the committee, the independent directors as a group or the Board as a whole c/o the Secretary of the Company, 2950 South Highland Drive, Las Vegas, Nevada 89109 or via electronic mail to secretary@fortunet.com. The Secretary of the Company will forward all correspondence to the named director, committee, independent directors as a group or the Board as a whole, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Secretary of the Company may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Director Compensation

During 2008, all independent directors received an annual fee of $12,500 for Messrs. Johnson and Goodson and $12,000 for Ms. Berman. All annual fees were paid in quarterly installments in arrears. In addition, each independent director was awarded 3,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors, the chairperson of the Audit Committee was awarded an additional 3,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors, and each non-chairperson member of the Audit Committee was awarded an additional 250 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  All of such restricted shares vested in four equal installments at the end of each fiscal quarter.

During 2009, all independent directors will receive an annual fee of $5,000, payable in quarterly installments in arrears. In addition, each independent director will receive an additional fee of $1,000 for each meeting of the Board that such director attends; $500 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that such director attends as a non-chairperson committee member and each meeting of independent directors in executive session with no management directors or employees present that such director attends; and $750 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that such director attends as a chairperson.  In addition, each independent director will be awarded 3,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  The chairperson of the Audit Committee will be awarded an additional 3,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  All such restricted shares shall vest in four equal installments at the end of each fiscal quarter.

Relationships Among Directors or Executive Officers

Yuri Itkis is the father of Boris Itkis.  Anna Itkis, wife of Yuri Itkis and mother of Boris Itkis, is employed by the Company.

Code of Ethics

The Company has adopted a Code of Ethics for its directors, officers and other employees, including our principal executive officer, principal financial officer and principal accounting officer.  The Company will post on its website any amendments to, or waivers from, any provision of its Code of Ethics.  A copy of the Code of Ethics is available on the Company’s web site, www.fortunet.com.

TRANSACTIONS WITH RELATED PERSONS

For their service as members of the Board during 2008, each of Messrs. Johnson and Goodson were paid cash in the amount of $12,500 and Ms. Berman was paid cash in the amount of $12,000 and were granted awards of 3,000 restricted shares of the Company’s Common Stock pursuant to the Company’s 2005 Stock Incentive Plan for Independent Directors, all of which shares have fully vested.  For his service as Chairman of the Audit Committee during 2008, Mr. Johnson was granted an additional award of 3,000 restricted shares of the Company’s Common Stock pursuant to the Company’s 2005 Stock Incentive Plan for Independent Directors, all of which shares have fully vested.  Corporate governance guidelines adopted by the Board provide that any transaction that is required to be reported under Item 404(a) of Regulation S-K promulgated by the SEC must be reviewed, approved or ratified by the Audit Committee, the Nominating and Corporate Governance Committee or another committee consisting entirely of independent directors under applicable Nasdaq rules.  The types of transactions covered by this policy include but are not limited to (i) the purchase, sale or lease of assets to or from a related person, (ii) the purchase or sale of products or services to or from a related person, or (iii) the lending or borrowing of funds from or to a related person.  Approval of transactions with related persons shall be at the discretion of the reviewing body, but the reviewing body shall consider (A) the consequences to the Company of consummating or not consummating the transaction, (B) the extent to which the Company has a reasonable opportunity to obtain the same or a substantially similar benefit of the transaction from a person or entity other than the related person, and (C) the extent to which the terms and conditions of such transaction are more or less favorable to the Company and its Stockholders than the terms and conditions upon which the Company could reasonably be expected to negotiate with a person or entity other than the related person.  Further, our code of ethics requires our directors, officers and employees to raise with our chief compliance officer any material transaction or relationship that could reasonably be expected to give rise to a personal conflicts of interest.  Our corporate governance guidelines also prohibit the Company’s making of any personal loans to directors, executive officers or their immediate family members.

Executive Officers

The following sets forth certain information regarding the Company’s executive officers:

Name	Age	Position
Yuri Itkis	67	Chairman of the Board, Chief Executive Officer, Chief Financial Officer
Boris Itkis	40	Vice President of Engineering, Secretary, Treasurer and Chief Technical Officer
Jack B. Coronel	42	Chief Compliance Officer

Yuri Itkis. Mr. Itkis is a co-founder of the Company and has been the Chief Executive Officer and Chairman of the Board since 1989. He has also previously served as the Treasurer and Secretary of the Company. For nearly 20 years prior to founding the Company, Mr. Itkis was a Senior Scientist working on NASA’s and foreign research institutions’ projects. He also taught undergraduate and graduate courses in several United States and foreign colleges and he is an author of numerous technical books, articles and patents. From 1994 through 1998, Mr. Itkis served as a director of Interactive Flight Technologies, Inc., a maker of in-flight gaming and entertainment systems. Mr. Itkis is also the co-founder, a director and the president, secretary and treasurer of the Company’s wholly-owned subsidiary, Millennium Games, Inc. Mr. Itkis holds a Candidate of Science degree (equivalent of a Ph.D.) in electrical engineering from the Moscow Institute of Control Problems and master of science degree in administrative sciences from Johns Hopkins University. Yuri Itkis is the father of Boris Itkis.

Boris Itkis. Mr. Itkis is a co-founder of the Company and has served as its Director of Engineering since 1989 and as Chief Technical Officer since 2004. He was appointed to the Board in January 2006 and as Vice President of Engineering, Secretary and Treasurer in February 2006. He is also the inventor or co-inventor of several issued and pending patents in the Company’s portfolio. From 1994 through 1998, he served as a director of Interactive Flight Technologies, Inc. Mr. Itkis is also a director of Millennium Games, Inc. Mr. Itkis holds a bachelor of science degree in electrical engineering from the University of California, Los Angeles.  Boris Itkis is the son of Yuri Itkis.

Jack B. Coronel. Mr. Coronel has been the Director of Compliance and Strategic Development since joining the Company in 2002 and was appointed as Chief Compliance Officer in 2005. Concurrent with his employment with the Company, Mr. Coronel also serves as Chief Executive Officer and a director of Las Vegas Card, Inc., a credit card marketing company.  Prior to that, he was a founder of Consumer Rewards International and that company’s chief executive officer from 1996 until 2000. In that role, Mr. Coronel was involved in the development of the Visa Las Vegas and Palm Springs Desert Resorts credit card reward programs. Mr. Coronel received his undergraduate degree, cum laude, from Claremont McKenna College and a law degree from Southwestern University School of Law.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Schechter Dokken Kanter Andrews & Selcer Ltd. has served as the Company’s independent registered public accounting firm since 2000 and has been appointed by the Board to continue as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2009.  Although the Company is not required to seek Stockholder approval of its selection of independent registered public accounting firm, the Board believes it to be sound corporate governance to do so.  If the appointment is not ratified, the Board will investigate the reasons for Stockholder rejection and will reconsider its selection of its independent registered public accounting firm.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the Company’s and its Stockholders’ best interests.

A representative of Schechter Dokken Kanter Andrews & Selcer Ltd. is expected to be present at the Annual Meeting.  The representative will have an opportunity to make a statement if he or she desires to do so, although we do not expect him or her to do so.  The representative is expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Schechter Dokken Kanter Andrews & Selcer Ltd. for the audit of the Company’s annual financial statements for the years ended December 31, 2008 and December 31, 2007 and fees billed for other services rendered by Schechter Dokken Kanter Andrews & Selcer Ltd. during those periods.

	Year Ended December 31, 2008	Year Ended December 31, 2007
Audit Fees (1)	$169,855	$168,419
Audit-Related Fees		—
Tax Fees (2)	$29,258	29,500
All Other Fees		—

Total	$198,113	$197,919

(1)
Audit Fees include professional services rendered in connection with the audit of the Company’s annual financial statements, reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q services provided in connection with other statutory and regulatory filings.  The fees in fiscal 2008 and fiscal 2007 included out of pocket expenses.

(2)	Tax Fees include professional services in connection with the preparation of federal and state income tax returns incurred during the year.

In making its recommendation to ratify the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, the Audit Committee has considered whether services other than audit and audit-related services provided by Schechter Dokken Kanter Andrews & Selcer Ltd. are compatible with maintaining the independence of Schechter Dokken Kanter Andrews & Selcer Ltd.  The Audit Committee has reviewed the non-audit services provided by Schechter Dokken Kanter Andrews & Selcer Ltd. and determined that the provision of these services during fiscal 2009 is compatible with maintaining Schechter Dokken Kanter Andrews & Selcer Ltd’s independence.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by its independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by its independent registered public accounting firm.  Under the policy, the independent registered public accounting firm will not be engaged to perform any non-audit service prohibited by law or regulation or to provide any non-audit service unless it is affirmatively determined that performing such service is compatible with maintaining the independent registered public accounting firm’s independence.  The Audit Committee may delegate its pre-approval authority to any member of the Audit Committee, and the decisions of any such member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
SCHECHTER DOKKEN KANTER ANDREWS & SELCER LTD. AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2009

PROPOSAL 3

APPROVAL OF SPECIAL CASH DIVIDEND OF $2.50 PER SHARE TO BE DECLARED BY THE BOARD OF DIRECTORS ON SUCH TERMS AND CONDITIONS AS THEY DEEM APPROPRIATE AND IN ACCORDANCE WITH NEVADA LAW AND OTHER LAWS AND REGULATIONS GOVERNING THE COMPANY REGARDING THE PAYMENT OF DIVIDENDS

On Friday, March 13, 2009, the Board of Directors of the Company received a notice (the “Notice”) from The Yuri Itkis Gaming Trust of 1993 (the “Itkis Trust”) of which our Chairman of the Board, Chief Executive Officer and Chief Financial Officer is the sole trustee and beneficiary.  The Itkis Trust is the beneficial holder of 74.9% of our issued and outstanding equity.  The notice required the Company to call a special meeting of stockholders, pursuant to the rights granted under the Bylaws of the Company, for the purpose of voting to approve a special cash dividend of $2.50 per share.

The Notice from the Itkis Trust also obligated the Itkis Trust to vote its shares in favor of the special cash dividend in the same proportion as the other stockholders who vote for this proposal pursuant to this Proxy Statement at the annual meeting.  After the receipt of this Notice, a meeting of the Board of Directors was held on March 15, 2009 and the Itkis Trust agreed that in lieu of the requested special meeting, the annual meeting for the Company would be scheduled for Friday April 17, 2009 and the proxy statement for the annual meeting would include the $2.50 special cash dividend proposal for stockholder vote.  During this meeting, Mr. Boris Itkis, the holder of 83,500 shares of Common Stock and the son of Yuri Itkis and the Chief Technical Officer of the Company agreed that he would also vote his shares in the same manner as the Itkis Trust would for proposal 3.  By way of example, assuming that at the meeting 57% of the stockholders (other than the shares owned by The Itkis Trust and Mr. Boris Itkis) vote in favor of this proposal 3, then the Itkis Trust and Mr. Boris Itkis would then cast their votes for this proposal 3 as follows: (i) 57% in favor of the proposal; and (ii) 43% against the proposal thereby causing this proposal to be approved.  The obligation to vote as described in this paragraph by the Itkis Trust and Mr. Boris Itkis are limited to this proposal 3 only.  The Itkis Trust and Mr. Boris Itkis are free to vote in any manner they deem appropriate for the other proposals and matters contained in this proxy statement or that may be properly come before the annual meeting and any adjournment or postponement.

At the Board of Directors meeting held on March 15, 2009, the Board (in which both Messrs. Yuri and Boris Itkis did not participate in the deliberations and abstained from any vote) approved the special cash dividend of $2.50 per share to stockholders, with the provision that the effectiveness of the special cash dividend was subject to the approval of the stockholders (with the Itkis Trust and Mr. Boris Itkis casting their votes as set forth in the previous paragraph) at the 2009 Annual Meeting.  If approved by the Stockholders, the Board of Directors will then call a special meeting of the Board for the purpose of declaring the special cash dividend once it confirms that the dividend is lawful, and complies with Nevada law and other laws and regulations governing the Company and any dividends payable to stockholders.

Our Board of Directors believes it gave due and proper consideration to all matters and things that are necessary or appropriate to enable it to evaluate and reach an informed conclusion as to the fairness and reasonableness of the special cash dividend, and that such dividend complied with all applicable laws, including Nevada Revised Statute Section 78.288, and all gaming laws to which the Company is subject.  Our Board of Directors recommends the approval of the special cash dividend and believes it to be advisable, fair to, and in the best interests of the Company’s Stockholders.

Certain Federal Tax Consequences

The following is a general discussion of the anticipated material federal income tax consequences of the special cash dividend to holders of the Common Stock, if approved by our Stockholders as set forth in this proxy statement.  This discussion is a summary for general information only and applies solely to holders of our Common Stock and to us and assumes that the proposal for the special cash dividend will be approved by our Stockholders and declared by our Board to be paid by the Company.  The information provided below does not constitute tax advice, guidance or findings of fact to us or our Stockholders, but merely represents a discussion of the possible tax considerations related to the special cash dividend, if declared.  We strongly urge each holder of our Common Stock that may receive the special cash dividend to consult his or her own tax advisor regarding the United States federal income or other tax consequences of this dividend.

This general discussion is based on the U.S. Internal Revenue Code of 1986, as amended, or the Code, administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations, all as in effect on the date hereof, all of which may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those described below. This summary does not address all aspects of U.S. federal income and estate taxes and does not deal with foreign, state, local or other tax considerations that may be relevant to holders of our Common Stock in light of their particular circumstances. In addition, it does not address U.S. federal income tax consequences applicable to entities that are subject to special treatment under the U.S. federal income tax laws (including U.S. expatriates, “controlled foreign corporations,” “passive foreign investment companies,” corporations that accumulate earnings to avoid U.S. federal income tax or investors in pass-through entities). Furthermore, this summary deals only with holders of shares of our Common Stock that hold such shares as capital assets.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that is, for U.S. federal income tax purposes, an individual citizen or resident of the U.S., a U.S. corporation, a trust if the trust (i) is subject to the primary supervision of a U.S. court and one or more U.S. persons are able to control all substantial decisions of the trust or (ii) has elected to be treated as a U.S. person, or an estate the income of which is subject to U.S. federal income tax regardless of its source. A “non-U.S. Holder” is any holder of our Common Stock other than a U.S. Holder.

U.S. federal income tax treatment of the special cash dividend.  We believe that the special cash dividend will not be a taxable event to us and we believe that the special cash dividend will be treated as a taxable dividend to the extent of our current or accumulated earnings and profits (computed using U.S. federal income tax principles), with any amount in excess of such current or accumulated earnings and profits treated as a non-taxable return of capital to the extent of the holder’s adjusted tax basis in our Common Stock and, thereafter, as capital gain.  Because our current earnings and profits must take into account the results of operations for the entire year in which the special cash dividend is made, we will not be able to determine the portion of the special cash dividend that will be treated as a dividend until after the close of the taxable year in which the special cash dividend is made. If the portion of a U.S. Holder’s special cash dividend that is treated as a dividend equals or exceeds 10% of the U.S. Holder’s tax basis in the U.S. Holder’s shares of our Common Stock, the dividend may be treated as an “extraordinary dividend.” See below for a description of the U.S. federal income tax consequences of receiving an extraordinary dividend.

U.S. federal income tax consequences to U.S. Holders. Current U.S. federal income tax law applies long-term capital gains tax rates (currently a maximum 15% rate) to the dividend income of an individual U.S. Holder with respect to dividends paid by a domestic corporation if certain minimum holding period requirements are met. Dividends paid to a U.S. Holder that is a corporation will generally be eligible for the dividends received deduction. Any gain will be capital gain and will be long-term capital gain if the U.S. Holder held its shares of our Common Stock for more than one year.

Tax treatment of extraordinary dividends. As noted above, the portion of the special cash dividend that is a dividend for U.S. federal income tax purposes may be treated as an extraordinary dividend. If a dividend received by an individual U.S. Holder is subject to U.S. federal income tax at the capital gains rates noted above, and the dividend is an extraordinary dividend with respect to that holder, the holder will be required to treat any loss on a sale of its shares of our Common Stock as long-term capital loss to the extent of the extraordinary dividend.  With regard to corporate holders claiming a dividends-received deduction, the dividend may be an extraordinary dividend if the corporate holder has not held its shares of our Common Stock for more than 2 years prior to the “dividend announcement date” as determined by the tax law. For this purpose, the “dividend announcement date” is deemed to be the Record Date. If the dividend is treated as an extraordinary dividend for a U.S. Holder that is a corporation, the corporate holder will be required to reduce its tax basis, and may be required to recognize current gain in respect of the shares of our Common Stock that entitled the holder to the dividend. U.S. Holders should consult their own tax advisors regarding the application of the extraordinary dividend rules.

U.S. federal income tax consequences to non-U.S. Holders. Dividends paid to a non-U.S. Holder of our Common Stock generally will be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.  However, dividends that are effectively connected with the conduct of a trade or business by the non-U.S. Holder within the U.S. are not subject to the withholding tax, provided certain certification and disclosure requirements are satisfied. Instead, such dividends are subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a U.S. person as defined under the Code, unless an applicable income tax treaty provides otherwise. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder of our Common Stock who wishes to claim the benefit of an applicable treaty rate for dividends will be required to (a) complete Internal Revenue Service Form W-8BEN (or other applicable form) and certify under penalty of perjury that such holder is not a U.S. person as defined under the Code and is eligible for treaty benefits or (b) if the holder’s shares of our Common Stock are held through certain foreign intermediaries, satisfy the relevant certification requirements of applicable U.S. Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

Information reporting and backup withholding. Information reporting to the U.S. Internal Revenue Service generally will be required with respect to a payment of cash to U.S. Holders, other than corporations and other exempt recipients. A 28% “backup” withholding tax may apply to those payments if such a holder fails to provide a taxpayer identification number to the paying agent and to certify that no loss of exemption from backup withholding has occurred. Non-U.S. Holders may be required to comply with applicable certification procedures to establish that they are not U.S. Holders in order to avoid the application of such information reporting requirements and backup withholding. The amounts withheld under the backup withholding rules are not an additional tax and may be refunded, or credited against the holder’s U.S. federal income tax liability, if any, provided the required information is furnished to the U.S. Internal Revenue Service.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF SPECIAL CASH DIVIDEND OF $2.50 PER SHARE TO BE DECLARED BY THE BOARD OF DIRECTORS ON SUCH TERMS AND CONDITIONS AS THEY DEEM APPROPRIATE AND IN ACCORDANCE WITH NEVADA LAW AND OTHER LAWS AND REGULATIONS GOVERNING THE COMPANY REGARDING THE PAYMENT OF DIVIDENDS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership as of March 13, 2009, by (i) all persons who are beneficial owners of five percent (5%) or more of the Company’s Common Stock, (ii) each director and nominee, (iii) the Named Executive Officers (as defined in the “Executive Compensation” section below), and (iv) all current directors and executive officers as a group.

As of March 13, 2009, 11,042,011 shares of the Company’s Common Stock were outstanding.  The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities.  Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.  Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest.  Unless otherwise noted, the address of each beneficial owner listed in the table is c/o FortuNet, Inc., 2950 Highland Drive, Las Vegas, Nevada 89109.

	Number of Shares Beneficially Owned
Name	Number	Percentage
Directors and Named Executive Officers
Yuri Itkis (1)	8,266,500	74.9%
Boris Itkis (2)	83,500	*
Merle Berman (3)	7,250	*
Harlan W. Goodson (4)	6,000	*
Darrel Johnson (5)	8,667	*
Jack B. Coronel	50,000	*
		*
Directors and executive officers (6 persons) (6)	8,425,573	76.3%
Persons owning more than 5% of the Company’s Common Stock
Yuri Itkis (1)	8,266,500	74.9%
* Less than 1%

(1)	All 8,266.500 shares are held in the name of the Yuri Itkis Gaming Trust of 1993, of which Yuri Itkis is the sole trustee and beneficiary.

(2)	Boris Itkis is the son of Yuri Itkis.

(3)
Includes 6,250 shares of Common Stock held by Ms. Berman personally as well as 1,000 shares held by the Merle Berman 2003 Family Trust of which Ms. Berman is the trustee.  As trustee, Ms. Berman has the power to vote and dispose of the shares owned by the Trust and therefore may be deemed to be the beneficial owner of the shares.  Ms. Berman disclaims beneficial ownership of the shares except to the extent of her pecuniary interest in the shares owned by the Trust.

(4)	All 6,000 shares are held by Mr. Goodson personally.

(5)	All 8,667 shares are held by Mr. Johnson personally.

(6)	See notes 1 through 5.

EXECUTIVE COMPENSATION

Summary Compensation Table for 2007 and 2008

The following table sets forth certain information concerning compensation of each person that served as the principal executive officer or principal financial officer of the Company during the fiscal years ended December 31, 2007 and December 31, 2008, and the other two executive officers of the Company during the fiscal years ended December 31, 2007 and December 31, 2008 (collectively, the “Named Executive Officers”):

PLEASE CONFIRM THE NUMBERS IN THIS CHART

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Yuri Itkis Chief Executive Officer	2008 2007	$200,000 $200,000	—	—	$5,810(1) $9,393(1)	$205,810 $209,393
Kevin A. Karo(2) Chief Financial Officer	2008 2007	$149,616 $26,923(3)			—	$149,616 $26,923
Boris Itkis Chief Technical Officer	2008 2007	$120,000 $120,000	—	—	—	$120,000 $120,000
Jack B. Coronel Chief Compliance Officer	2008 2007	$175,000 $164,867	----	----	—	$175,000 $164,867

(1)
This amount consists of: (i) $ 7,000 for 2007 and $3,500 for 2008 the aggregate cost to Fortunet for Mr. Itkis’ use of an automobile owned by the Company and (ii) the Company’s payment of $2,393 for 2007 and $2,310 for 2008 to insure the Company owned automobile used by Mr. Itkis throughout fiscal years ending December 31, 2007 and December 31, 2008.

(2)	Mr. Karo resigned from the Company on January 5, 2009.

(3)	Represents salary from October 15, 2007 through December 31, 2007.

Employment Agreements

As our Chief Executive Officer, Yuri Itkis is employed pursuant to an unwritten employment arrangement pursuant to which he is an employee at will, and either he or the Company may terminate his employment at any time.  At the commencement of 2009, Yuri Itkis’ annual salary was $200,000.

Our former Chief Financial Officer who resigned from the Company effective January 5, 2009, Mr. Karo was employed pursuant to the terms of a written employment agreement, dated as of October 15, 2007, as amended on December 3, 2007.  At the commencement of Mr. Karo’s employment with the Company in October of 2007, Mr. Karo’s annual salary was approximately $140,000.  Effective on January 15, 2008, Mr. Karo’s annual salary was increased to approximately $150,000. Mr. Karo also received other employee benefits pursuant to our employee benefit policies. His employment agreement contained a noncompetition provision that, with certain exceptions, prohibits Mr. Karo from owning interests in or providing services to other companies engaged in the development, manufacture, sale or distribution of bingo or lottery products or related services for a period of two years following termination of his employment with FortuNet.

As our Chief Technical Officer, Boris Itkis is employed pursuant to an unwritten employment arrangement pursuant to which he is an employee at will, and either he or the Company may terminate his employment at any time.  At the commencement of 2009, Boris Itkis’ annual salary was $120,000.

As our Chief Compliance Officer, Mr. Coronel is employed pursuant to the terms of a written employment agreement, dated as of September 9, 2002, as amended on September 9, 2002 and July 6, 2006.  At the commencement of 2009, Mr. Coronel’s annual salary was $175,000. Under his employment agreement, Mr. Coronel is not required to devote his full business time to our operations and is permitted to pursue other business opportunities that are not competitive with our business. Mr. Coronel is required to disclose his other business interests to us, but we are not entitled to any financial interest in such opportunities. Currently, Mr. Coronel devotes his full time to the Company. His employment agreement contains a noncompetition provision that, with certain exceptions, prohibits him from owning or providing services to other companies engaged in the development, manufacture, sale or distribution of bingo or lottery products or related services for a period of two years following termination of his employment with the Company. The noncompetition covenant will immediately terminate, however, upon a change of control in which Yuri Itkis ceases to own, directly or indirectly, more than 50% of the issued and outstanding Common Stock of the Company. The employment agreement may be terminated immediately by Mr. Coronel or by us.

Outstanding Equity Awards at December 31, 2008

As of the end of the fiscal year ended December 31, 2008, there were not outstanding any unexercised options, stock that had not vested or equity incentive plan awards for any Named Executive Officer.

Director Compensation in 2008

The following table sets forth certain information concerning the compensation of our directors for the fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Yuri Itkis	—	—	—
Boris Itkis	—	—	—
Merle Berman	$ 12,000	$18,600 (1)	$ 30,600
Darrel Johnson	$ 12,500	$37,200 (2)	$ 49,700
Harlan W. Goodson	$ 12,500	$18,600 (3)	$ 31,100

(1)	Represents the aggregate fair value of the grant of 3,000 shares of restricted stock on March 13, 2008 computed in accordance with FAS 123R.

(2)	Represents the aggregate fair value of the grant of 6,000 shares of restricted stock on March 13, 2008 computed in accordance with FAS 123R.

(3)	Represents the aggregate fair value of the grant of 3,000 shares of restricted stock on March 13, 2008 computed in accordance with FAS 123R.

All independent directors received an annual fee of $5,000 during Fiscal 2008, payable in quarterly installments in arrears. In addition, each independent director received an additional fee of $1,000 for each meeting of the Board that such director attended; $500 for each meeting of the Audit Committee, Compensation committee or Nominating and Corporate Governance Committee that such director attended as a non-chairperson committee member and each meeting of independent directors in executive session with no management directors or employees present that such director attended; and $750 for each meeting of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee that such director attended as a chairperson. In addition, each independent director was award 3,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors the chairperson of the Audit Committee is awarded an additional 3,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors. The chairperson of the Audit Committee was awarded an additional 3,000 restricted shares of the Company’s Common Stock under the Company’s 2005 Stock Incentive Plan for Independent Directors.  All of such restricted shares vest in four equal installments at the end of each fiscal quarter.

Compensation Committee Interlocks and Insider Participation

Ms. Berman and Mr. Goodman served as members of the Compensation Committee during 2008. No interlocking relationship exists between any member of the Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past.

REPORT OF COMPENSATION COMMITTEE

The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. Based upon such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

MEMBERS OF THE COMPENSATION COMMITTEE

/s/ Merle Berman                                /s/ Harlan Goodson
Merle Berman                                     Harlan Goodson

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors consists of Ms. Berman and Mr. Johnson.  Mr. Johnson serves as Chairman of the Committee.  The Board of Directors has determined that each member of the Audit Committee meets the experience requirements of the rules and regulations of the Nasdaq Global Market and the SEC, as currently applicable to the Company.  The Board of Directors has also determined that Ms. Berman and Mr. Johnson meet the independence requirements of the rules and regulations of the Nasdaq Global Market and the SEC, as currently applicable to the Company.

The Audit Committee operates under a written charter approved by the Board of Directors.  A copy of the charter is available on our web site, www.fortunet.com.

The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, investment community and others relating to the integrity of the Company’s financial statements and its financial reporting process, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance and the performance of the Company’s internal audit function.

As part of that oversight process, the Audit Committee regularly meets with management, the CFO, and the outside auditors. In 2008 the Audit Committee met four times, including quarterly closed sessions with the auditors in which management was not present. The Audit Committee routinely reviews the Company’s financial statements and annually reviews the auditors report on matters required by SAS 61, management’s representation letters to the auditors, and have consulted with advisors regarding the Sarbanes-Oxley Act and the ongoing development of internal controls. The Audit Committee additionally reviews all Board and Committee meeting minutes, legal proceedings, compliance issues and the Company’s Code of Ethics.

The primary responsibility of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits and reviews of the financial statements of the Company and to report to the Board of Directors with respect thereto.  The Audit Committee annually recommends to the Board of Directors the appointment of an independent registered public accounting firm to audit the consolidated financial statements and internal controls over financial reporting of the Company and meets with such personnel of the Company to review the scope and the results of the annual audits, the amount of audit fees, the Company’s internal controls over financial reporting, the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K and other related matters.

The Audit Committee has reviewed and discussed with management the consolidated financial statements for fiscal year 2008 audited by Schechter Dokken Kanter Andrews & Selcer Ltd., the Company’s independent registered public accounting firm, and management’s assessment of internal controls over financial reporting. The Audit Committee has discussed with Schechter Dokken Kanter Andrews & Selcer Ltd. various matters related to the financial statements, including those matters required to be discussed by SAS 61. The Audit Committee has also received the written disclosures and the letter from Schechter Dokken Kanter Andrews & Selcer Ltd. required by Independence Standards Board Standard No. 1, and has discussed with Schechter Dokken Kanter Andrews & Selcer Ltd. its independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

The Audit Committee and the Board of Directors also have recommended, subject to Stockholder ratification, the selection of Schechter Dokken Kanter Andrews & Selcer Ltd. as our independent registered public accounting firm for the year ending December 31, 2009.

Members of the Audit Committee

/s/ Merle Berman                    /s/ Harlan Goodson                               /s/Darrel Johnson
Merle Berman                          Harlan Goodson                                     Darrel Johnson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10 percent of the Company’s Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received and written representations from certain Reporting Persons that no such forms were required, the Company believes that during fiscal 2008 all Reporting Persons complied with the applicable filing requirements on a timely basis.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

ANNUAL REPORT ON FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY, 2950 SOUTH HIGHLAND DRIVE, LAS VEGAS, NEVADA 89109, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED A COPY OF THE FISCAL 2008 REPORT, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FILED THEREWITH.

By Order of the Board of Directors,

/s/ Yuri Itkis

Yuri Itkis
Chief Executive Officer

April 2, 2009
Las Vegas, Nevada

FORTUNET INC. 2950 SOUTH HIGHLAND DRIVE #C LAS VEGAS, NV 89109

VOTE BY INTERNET- www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M12790 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FORTUNET, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4
1. Election of Directors Nominees: 1a. Yuri Itkis 1b. Boris Itkis 1c. Merle Berman 1d. Darrell Johnson 1e. Harlan W. Goodson	For ☐ ☐ ☐ ☐ ☐	Against ☐ ☐ ☐ ☐ ☐	Abstain ☐ ☐ ☐ ☐ ☐	2. 3. 4.

To ratify the selection of Schechter Dokken Kanter Andrews and Selcer Ltd. as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009.

To approve a special cash dividend of $2.50 per share Common Stock to be declared by the Board of Directors on such terms and conditions as they deem appropriate and in accordance with Nevada law and other laws and regulations governing the Company regarding the payment of dividends.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
						For ☐ ☐ ☐	Against ☐ ☐ ☐	Abstain ☐ ☐ ☐

For address changes and/or comments, please check this box and write them on the back where indicated.

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

__________________________________
Signature (PLEASE SIGN WITHIN BOX)          Date
			☐		_____________________________ Signature (Joint Owner) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M12790

FORTUNET, INC.

2950  South Highland Drive, Las Vegas, Nevada 89109

for the Annual Meeting of Stockholders to be held April 17,2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of common Stock, par value $001, of FortuNet, Inc. (the ‘Company’) hereby appoints Yuri ltkis and Boris ltkis, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 17, 2009 at 1:00p.m., Pacific Daylight Time, at 2950 South Highland Drive, Las Vegas, Nevada 89109, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE.THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 AND IN THE DISCRETION OFTNE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at anytime before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ”FOR” PROPOSAL 1 REGARDING THE ELECTION OF THE DIRECTOR NOMINEES, ”FOR” PROPOSAL 2 REGARDING THE RATIFICATION OF SCHECHTER DOKKEN KANTER ANDREWS & SELCER LTD. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31,2009, ”FOR” THE APPROVAL OF THE SPECIAL CASH DIVIDEND OF $2.50 PER SHARE OF COMMON STOCK TO BE DECLARED BY THE BOARD OF DIRECTORS ON SUCH TERMS AND CONDITIONS AS THEY DEEM APPROPRIATE AND IN ACCORDANCE WITH NEVADA LAW AND OTHER LAWS AND REGULATIONS GOVERNING THE COMPANY REGARDING THE PAYMENT OF DIVIDENDS AND ”FOR” AUTHORIZING THE PROXY HOLDER(S), IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN. DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

To be represented at the Meeting, this proxy form must be received at the office of Continental Stock Transfer & Trust Company, the transfer agent of the Company, by mail no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is: 17 Battery Place. 8th Floor, New York, New York 10004, Phone Number: (212) 509-4000; Facsimile Number: (212) 509-5150. Email: cstmail@contlnentalstock.com and Website Address: www.continentalstock.com

         Address Changes/Comments:  ____________________________________________________________

         ____________________________________________________________________________________

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(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)